Exhibit 99.5







                           MARKETSHARE RECOVERY, INC.

                              FINANCIAL STATEMENTS

          For the Years Ended December 31, 2002 and 2001, and the Three
                Months Ended March 31, 2003 and 2002 (Unaudited)


                                                               MARKETSHARE RECOVERY, INC.


                                                                                 CONTENTS
-----------------------------------------------------------------------------------------





                                                                                    Page
                                                                                    ----


INDEPENDENT AUDITORS' REPORT                                                          1


FINANCIAL STATEMENTS

  Balance Sheets - December 31, 2002 and March 31, 2003 (Unaudited)                   2
  Statements of Operations - For the Years Ended December 31, 2002
    and 2001,  and the Three Months Ended March 31, 2003 and 2002  (Unaudited)        3
  Statement of Stockholders' Equity - For the Years Ended December 31
    2002 and 2001,  and the Three  Months  Ended  March 31, 2003  (Unaudited)         4
  Statements of Cash Flows - For the Years Ended December 31, 2002
    and 2001, and the Three Months Ended March 31, 2003 and 2002 (Unaudited)          5


NOTES TO FINANCIAL STATEMENTS                                                         6-11



                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Stockholders of
MarketShare Recovery, Inc.

We have audited the accompanying balance sheet of MarketShare Recovery, Inc. as of December 31, 2002 and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MarketShare Recovery, Inc. as of December 31, 2002 and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001, in conformity with accounting principles generally accepted in the United States of America.



                                                  /s/  Marcum & Kliegman LLP


New York, New York
August 8, 2003


                                                                                                MARKETSHARE RECOVERY, INC.

                                                                                                           BALANCE SHEETS
-------------------------------------------------------------------------------------------------------------------------

                                                         ASSETS
                                                         ------

                                                                                  December 31,            March 31,
                                                                                     2002                    2003
                                                                                -----------------------------------------
                                                                                                         (Unaudited)

CURRENT ASSETS
--------------
Cash and cash equivalents                                                       $            4,697     $           4,797
Marketable securities                                                                       65,450                35,199
Accounts receivable                                                                          8,932                     -
Prepaid expense and other current assets                                                     1,567                 6,000
                                                                                ------------------     -----------------

Total Current Assets                                                                        80,646                45,996

Security deposits                                                                            1,900                 6,567
                                                                                ------------------     -----------------

TOTAL ASSETS                                                                    $           82,546     $          52,563
                                                                                ==================     =================

                                          LIABILITIES AND STOCKHOLDERS' EQUITY
                                          ------------------------------------

CURRENT LIABILITIES
-------------------
Accrued commissions and other current liabilities                               $           43,029     $          31,647
Unearned revenue, net of deferred commission
    expenses of $40,375 and $-0-, respectively                                              27,625                    --
                                                                                ------------------     -----------------

Total Current Liabilities                                                                   70,654                31,647
                                                                                ------------------     -----------------

COMMITMENTS AND CONTINGENCIES
-----------------------------

STOCKHOLDERS' EQUITY
--------------------
Common stock - $0.0001 par value; 100 shares
    authorized, issued and outstanding                                                          --                    --
Additional paid-in capital                                                                     100                   100
Retained earnings                                                                           11,792                20,816
                                                                                ------------------     -----------------

TOTAL STOCKHOLDERS' EQUITY                                                                  11,892                20,916
                                                                                ------------------     -----------------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                                            $           82,546     $          52,563
                                                                                ==================     =================


The accompanying notes are an integral part of these financial statements.


                                                                                             MARKETSHARE RECOVERY, INC.

                                                                                               STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------


                                                                 For the Years Ended       For the Three Months Ended
                                                                      December 31,                  March 31,
                                                                 2002          2001          2003            2002
                                                             -----------------------------------------------------------
                                                                                                   (Unaudited)

NET REVENUES (including revenues from related party
    of $20,000, $20,000, $-0- and $15,000, respectively)     $   308,317   $    183,191    $    160,910     $    74,560

COST OF REVENUES                                                 234,929        152,433         117,110          64,548
                                                             -----------   ------------    ------------     -----------

GROSS PROFIT                                                      73,388         30,758          43,800          10,012

SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES                                           71,553         16,034          26,611          16,971
                                                             -----------   ------------    ------------     -----------

OPERATING INCOME (LOSS)                                            1,835         14,724          17,189          (6,959)
                                                             -----------   ------------    ------------     -----------

OTHER EXPENSES
--------------
Loss on sale of marketable securities                                 --             --          (2,357)             --
Unrealized loss on marketable securities                              --             --          (3,808)             --
                                                             -----------   ------------    ------------     -----------

TOTAL OTHER EXPENSES                                                  --             --          (6,165)             --
                                                             -----------   ------------    ------------     -----------

INCOME (LOSS) BEFORE  INCOME TAXES (BENEFIT)                       1,835         14,724          11,024          (6,959)

PROVISION FOR INCOME TAXES (BENEFIT)                               1,567          3,200           2,000          (1,000)
                                                             -----------   ------------    ------------     -----------

NET INCOME (LOSS)                                            $       268   $     11,524    $      9,024     $    (5,959)
                                                             ===========   ============    ============     ===========


The accompanying notes are an integral part of these financial statements.


                                                                                      MARKETSHARE RECOVERY, INC.

                                                                               STATEMENT OF STOCKHOLDERS' EQUITY

                                                           For the Period January 1, 2001 through March 31, 2003
----------------------------------------------------------------------------------------------------------------


                                                       Common Stock           Additional
                                                     ----------------------    Paid-In    Retained
                                                          Shares    Amount     Capital     Earnings       Total
                                                     -----------------------------------------------------------

BALANCE - January 1, 2001                                  100    $    --    $     100     $      --   $     100

Net income                                                  --         --           --        11,524      11,524
                                                     ---------    -------    ---------     ---------   ---------

BALANCE - December 31, 2001                                100         --          100        11,524      11,624

Net income                                                  --         --           --           268         268
                                                     ---------    -------    ---------     ---------   ---------

BALANCE - December 31, 2002                                100         --          100        11,792      11,892

Net income for the quarter ended March 31, 2003
 (unaudited)                                                --         --           --         9,024       9,024
                                                     ---------    -------    ---------     ---------   ---------

BALANCE - March 31, 2003 (unaudited)                       100    $    --    $     100     $  20,816   $  20,916
                                                     =========    =======    =========     =========   =========

The accompanying notes are an integral part of these financial statements.



                                                                                                MARKETSHARE RECOVERY, INC.

                                                                                                  STATEMENTS OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------


                                                                    For the Years Ended         For the Three Months Ended
                                                                       December 31,                    March 31,
                                                                    2002            2001          2003           2002
                                                                -----------------------------------------------------------
                                                                                                      (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss)                                                $      268    $    11,524     $     9,024     $   (5,959)
  Adjustments to reconcile net income (loss) to net
     cash provided by (used in) operating activities:
  Changes in operating assets and liabilities:
   Loss on sale of marketable securities                                  --             --           2,357             --
   Unrealized loss on marketable securities                               --             --           3,808             --
   Accounts receivable                                                (3,932)        (5,000)          8,932          5,000
   Prepaid and other current assets                                   (1,567)            --          (4,433)            --
   Security deposits                                                      --         (1,900)         (4,667)            --
   Accrued commissions and other current liabilities                  36,879          6,150         (11,382)        (7,115)
   Marketable securities                                             (65,450)            --          30,251             --
   Unearned revenue                                                   27,625             --         (33,790)            --
                                                                  ----------    -----------     ------------    ----------

     TOTAL ADJUSTMENTS                                                (6,445)          (750)         (8,924)        (2,115)
                                                                  ----------    -----------     ------------    ----------

    NET CASH PROVIDED BY (USED IN)
     OPERATING ACTIVITIES                                             (6,177)        10,774             100         (8,074)
                                                                  ----------    -----------     ------------    ----------


CASH FLOWS PROVIDED BY FINANCING
  ACTIVITIES
  Issuance of common stock                                               --             100              --             --
                                                                  ----------    -----------     ------------    ----------


    NET INCREASE (DECREASE) IN CASH
     AND CASH EQUIVALENTS                                             (6,177)        10,874             100         (8,074)

CASH AND CASH EQUIVALENTS - Beginning                                 10,874             --           4,697         10,874
                                                                  ----------    -----------     ------------    ----------

CASH AND CASH EQUIVALENTS - Ending                                $    4,697    $    10,874     $     4,797     $    2,800
                                                                  ==========    ===========     ============    ==========

SUPPLEMENTAL DISCLOSURES OF CASH
   FLOW INFORMATION
Cash paid during the periods for:

Income taxes                                                      $    4,767    $        --     $       978     $       --



The accompanying notes are an integral part of these financial statements.

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------


NOTE 1 - Business and Continued Operations
         ---------------------------------

       Organization and Description of Business
       ----------------------------------------
       MarketShare Recovery, Inc. (the "Company") was incorporated under the laws of the State of New York on November 30, 2000 and began operations in January of 2001. The Company is an electronic direct marketing firm that provides direct email solutions helping marketers reach their target consumers throughout the United States.


NOTE 2 - Summary of Significant Accounting Policies
         ------------------------------------------

       Revenue Recognition and Related Commission Expenses
       ---------------------------------------------------
       Revenues include the sale and/or electronic delivery of email distribution lists. The terms of the sales agreements determine the appropriate revenue recognition method. Revenues are generally recognized at the time and/ or during the period that the distribution lists are delivered and collectibility is reasonably assured, usually over one to three months. Commissions due to sales consultants are initially deferred and netted against unearned revenues and expensed over the same period that the revenue is recognized.

       Use of Estimates
       ----------------
       The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Cash and Cash Equivalents
       -------------------------
       For the purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

       Accounts Receivable
       -------------------
       Accounts receivable arise in the normal course of business. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is provided for. If amounts become uncollectible, they will be charged to operations when that determination is made. No charges were recorded for the years ended December 31, 2002 and 2001, as well as for the three months ended March 31, 2003 and 2002.

       Income Taxes
       ------------
       The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". SFAS No. 109 requires the recognition of deferred tax assets and liabilities for the expected impact of differences between the financial statements and the tax basis of assets and liabilities and for the expected future tax benefits to be derived from tax loss and tax credit carryforwards.

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 2 - Summary of Significant Accounting Policies, continued
         -----------------------------------------------------

       Income Taxes, continued
       -----------------------
       SFAS No. 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

       Unaudited Interim Information
       -----------------------------
       The information presented for the three months ended March 31, 2003 and 2002, has not been audited. In the opinion of management, the unaudited interim financial statements include all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Company's financial position as of March 31, 2003 and the results of its operations and its cash flows for the three months ended March 31, 2003 and 2002, and the stockholders' equity for the three months ended March 31, 2003. Operating results for the three months ended March 31, 2003 are not necessarily indicative of the results that may be expected for the year ending December 31, 2003. Additionally, the traditional direct marketing industry has typically generated lower revenues during the summer months and higher revenues during the calendar year-end months. Management believes the Company's business may be affected by similar revenue fluctuations, but due to the Company's limited operating history is insufficient to predict the existence or magnitude of these effects.

       Impact of Recently Issued Accounting Standards
       ----------------------------------------------
       In November 2002, the Financial Accounting Standards Board ("FASB") issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantee and elaborates on existing disclosure requirements related to guarantees and warranties. The initial recognition requirements of FIN No. 45 are effective for guarantees issued or modified after December 31, 2002. The Company's adoption of the recognition requirements of FIN No. 45 did not have any effect on its financial position or results of operations.

       On December  31,  2002,  the FASB issued  SFAS No. 148,  "Accounting  for
       Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and Accounting Principles Board Opinion ("APB") No. 28, "Interim Financial Reporting", to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While the statement does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 2 - Summary of Significant Accounting Policies, continued
         -----------------------------------------------------

       Impact of Recently Issued Accounting  Standards,  continued
       -----------------------------------------------------------
       SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123, or the intrinsic value method of APB No. 25. The Company will continue to account for stock-based compensation according to APB No. 25, while its adoption of SFAS No. 148 requires the Company to provide prominent disclosures about the effect of SFAS No. 123 on reported income and will require the Company to disclose these effects in the interim financial statements as well. The Company has no stock-based compensation.

       In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletins ("ARB") No. 51." FIN No. 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN No. 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN No. 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company does not expect the adoption of FIN No. 46 to have a material effect on its financial position or results of operations.

       In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" which is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability. The Company is still evaluating the effect of this pronouncement on its financial statements.


NOTE 3 - Marketable Securities
         ---------------------

       On certain engagements, the Company receives shares of publicly-traded entities from its customers in lieu of cash payments for services rendered. The fair value of the marketable securities received is reflected as revenue. Subsequently, these marketable securities are classified as trading securities and reported at fair value with unrealized gains or losses reported as other income (expenses) in the statements of operations except for securities related to commissions. Unrealized gains or losses related to marketable securities to be transferred to sales consultants as commissions are reflected as an

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 3 - Marketable Securities, continued
         --------------------------------

       increase or decrease in the accrued commissions liability. The Company recognized a realized loss of $2,357 on the sale of marketable securities and an unrealized loss on marketable securities of $3,808 during the three months ended March 31, 2003.


NOTE 4 - Income Taxes
         ------------

       The components of corporate provision for income taxes (benefit) are as follows:

                                                        For the Years Ended            For the Three Months Ended
                                                            December 31,                       March 31,
                                                           2002         2001              2003             2002
                                                       ---------------------------- ---------------------------------
                                                                                              (Unaudited)

      Current tax expense                              $    267      $  3,800         $   9,300         $     300

      Deferred tax provision (benefit)                    1,300          (600)           (7,300)           (1,300)
                                                       --------      --------         ---------         ---------

         Provision for income taxes (benefit)          $  1,567      $  3,200         $   2,000         $  (1,000)
                                                       ========      ========         =========         =========

       The provision for income taxes (benefit) differ from the amounts computed by applying the U.S. federal and state tax rates as a result of graduated tax rates, alternative minimum taxes and nondeductible items.

       The approximate tax effect of significant temporary differences that give rise to deferred tax assets (liabilities) are as follows:

                                                                    December 31,                        March 31,
                                                                        2002                               2003
                                                       ---------------------------- ---------------------------------
                                                                                                       (Unaudited)
      Deferred tax assets                                           $  23,200                           $   6,000

      Deferred tax liabilities                                        (25,600)                                 --
                                                                    ---------                           ---------

        Net deferred tax assets (liabilities)                       $  (1,300)                          $   6,000
                                                                    ==========                          =========

       The  deferred  tax  assets   (liabilities)   mainly   consist  of  timing
       differences from marketable securities, accrued expenses and unearned revenues.

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 5 - Commitments and Contingencies
         -----------------------------

       The Company leases a facility in New York under a lease, which expires March 31, 2008. The Company also leases computer equipment under various leases, which expire through February 28, 2006.

       Future annual minimum lease payments under noncancelable operating leases as of December 31, 2002 are as follows:

                           For the Year Ending
                               December 31,                          Amount
                       ----------------------------------- -------------------
                                   2003                            $    33,308
                                   2004                                 34,798
                                   2005                                 34,772
                                   2006                                 33,127
                                   2007                                 32,783
                                Thereafter                               8,196
                                                                   -----------
                                  Total                            $   176,984
                                                                   ===========

       Rent expense charged to operations for the years ended December 31, 2002 and 2001 amounted to $23,534 and $3,390, respectively, which were net of month to month sublet rental income received from a related party of $5,476 and $5,400, respectively.

       Rent expense charged to operations for the three months ended March 31, 2003 and 2002 amounted to $6,988 and $3,308, respectively, which were net of month to month sublet rental income received from a related party of $-0- and $3,600, respectively.


NOTE 6 - Concentrations of Credit Risk
         -----------------------------

       There were no revenue concentrations for the year ended December 31, 2002. Revenue from one customer accounted for approximately 10% of the total net revenues for the year ended December 31, 2001.

       Revenue from one customer accounted for approximately 17% of the total net revenues for the three months ended March 31, 2003. Revenue from two different customers accounted for approximately 55% of the total net revenues for the three months ended March 31, 2002. One of these customers is a related party by virtue of common ownership and net revenues amounted to 20%.

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 7 - Related Party Transactions
         --------------------------

       In September 2001, the Company entered into a consulting agreement with a related party by virtue of common ownership to provide them with financial services. As of December 31, 2002 and 2001, the Company received fees from a related party of $20,000 and $20,000, respectively. For the three months ended March 31, 2003 and 2002 the Company received fees from a related party of $-0- and $15,000, respectively.


NOTE 8 - Subsequent Events
         -----------------

       In June of 2003, the Company entered into a Merger and Acquisition agreement with Health & Leisure, Inc. ("HLLS"), a publicly held and traded Delaware Corporation, which trades on the NASDAQ, OTCBB and a wholly-owned subsidiary of HLLS ("Mergerco"). Pursuant to the agreement, Mergerco merged with and into MarketShare Recovery, Inc. ("MKSR") and MKSR became the surviving corporation. As consideration for the merger, the stockholders of MKSR received from HLLS the greater of 10,197,668 common shares of HLLS or that number of shares that shall result in ownership of fifty-one percent (51%) of the outstanding shares of common stock of HLLS, and 3,425,000 shares of its voting convertible non-cumulative preferred stock, par value $0.01 per share ("HLLS Preferred Stock"). The 3,425,000 shares of HLLS Preferred Stock are convertible into 342,500,000 shares of HLLS common stock prior to a 1 for 10 reverse split of the HLLS common stock. After the issuance of common stock as described above and the conversion of the HLLS Preferred Stock, the stockholders of MKSR will own approximately 94% of HLLS. As part of the transaction, MKSR agreed to pay $125,000 to H & L Concepts, a former subsidiary of HLLS. The loan is payable in twelve equal monthly installments of $11,341 commencing July 2003. Interest is included in the monthly payment at a rate of 16% per annum. The note is guaranteed by the stockholders of MKSR and is colleralized by the shares of stock of HLLS held by the stockholders of MKSR. As a result of the merger, commencing with the June 30, 2003 period, the financial results of MKSR will be consolidated with HLLS.


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